UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

June 10, 2002

ANTIGENICS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 Fifth Street, Suite 2100
New York, New York 10111

(Address of principal
executive offices
and zip code)

(212) 332-4774

(Registrant’s telephone number,
including area code)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
AMENDED & RESTATED CERTIFICATE OF INCORPORATION
AMENDED AND RESTATED BY-LAWS

Item 5. Other Events.

     We are filing this report on Form 8-K to file our amended and restated certificate of incorporation which we filed with the Secretary of State of Delaware on June 7, 2002 and our amended and restated by-laws.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Antigenics Inc. dated June 7, 2002. Filed herewith.
3.2	Amended and Restated By-laws of Antigenics Inc. Filed herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date: June 10, 2002

By: /s/ Garo H. Armen ——————————————— Garo H. Armen, Ph.D. Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Antigenics Inc. dated June 7, 2002. Filed herewith.

3.2	Amended and Restated By-Laws of Antigenics Inc. Filed herewith.

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